Exhibit 99.1

June 26, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by CB Financial Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report dated June 23, 2006. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,
Dixon Hughes PLLC

6